8UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) February 3, 2004
                                                 ________________



                           FBL Financial Group, Inc.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)


          Iowa                        1-11917                  42-1411715
 ___________________________    ______________________     __________________
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)



5400 University Avenue, West Des Moines, Iowa                    50266
_____________________________________________                   ________
   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (515) 225-5400
                                                   ______________

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits.
Exhibit 99.1 News release dated February 3, 2004 reporting financial results for the three months and year ended December 31, 2003.

Item 12. Results of Operations and Financial Condition.
On February 3, 2004, FBL Financial Group, Inc. issued a news release reporting its financial results for the three months and year ended December 31, 2003. The news release is furnished as Exhibit 99.1 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
_________________________
(Registrant)


Date February 3, 2004
     ________________


/s/ James W. Noyce
_______________________
James W. Noyce
Chief Financial Officer


EXHIBIT INDEX
Exhibit No.               Description
___________               ____________
Exhibit 99.1              News release of the registrant dated February 3, 2004